UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2010

UNIVERSAL HEALTH SERVICES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10765	23-2077891
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

UNIVERSAL CORPORATE CENTER

367 SOUTH GULPH ROAD

KING OF PRUSSIA, PENNSYLVANIA 19406

(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code (610) 768-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Issuance of Senior Notes due 2018

On September 29, 2010, UHS Escrow Corporation (the “Escrow Issuer”), a wholly owned subsidiary of Universal Health Services, Inc. (the “Company”), completed its previously announced offering of $250 million aggregate principal amount of 7% senior notes due 2018 (the “Senior Notes”). The Senior Notes were offered only to qualified institutional buyers under Rule 144A and to non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Senior Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Escrow Issuer issued the Senior Notes in connection with the Company’s proposed acquisition of Psychiatric Solutions, Inc. (“PSI”), pursuant to an Agreement and Plan of Merger, dated May 16, 2010, by and among the Company, PSI, and Olympus Acquisition Corp., a wholly owned subsidiary of the Company, pursuant to which the Company shall acquire all the issued and outstanding common stock of PSI and PSI shall become a wholly owned subsidiary of the Company (the “PSI acquisition”).

The Senior Notes were issued and sold in accordance with the Purchase Agreement, dated September 15, 2010, among the Company, the Escrow Issuer, certain subsidiaries of the Company (the “UHS Subsidiary Guarantors”), and J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Credit Agricole Securities (USA) Inc., Mitsubishi UFJ Securities (USA), Inc., RBS Securities Inc. and SunTrust Robinson Humphrey, Inc. (collectively, the “Initial Purchasers”), pursuant to an Indenture, dated as of September 29, 2010 (the “Indenture”), between the Escrow Issuer and Union Bank, N.A., as trustee. In connection with the issuance and sale of the Senior Notes, the following agreements were also entered into: (i) an Escrow and Security Agreement, dated as of September 29, 2010 (the “Escrow and Security Agreement”), among the Escrow Issuer, Union Bank, N.A., as trustee and escrow agent, and the Initial Purchasers, pursuant to which the proceeds of the offering and certain additional amounts from the Company were deposited into escrow pending consummation of the PSI acquisition and the satisfaction of other conditions described under “Escrow and Security Agreement” below no later than December 31, 2010; and (ii) a Registration Rights Agreement, dated as of September 29, 2010 (the “Registration Rights Agreement”), between the Company, the Escrow Issuer, the UHS Subsidiary Guarantors and the Initial Purchasers.

Indenture and Senior Notes

The Indenture, and the form of Senior Notes, which is attached as an exhibit to the Indenture, provides, among other things, that the Senior Notes will be general unsecured, senior obligations of the Company. Upon consummation of the PSI acquisition, the Escrow Issuer will merge with and into the Company, which will receive the funds held in escrow and will assume the obligations of the Escrow Issuer under the Indenture and the Senior Notes (the “Escrow Release”), and the UHS Subsidiary Guarantors and certain existing subsidiaries of PSI that will guarantee the indebtedness under the Company’s senior credit facility (the “new Senior Credit Facility”) to be entered into in connection with the PSI acquisition (collectively with the UHS Subsidiary Guarantors, the “Future Guarantors”) will execute a supplemental indenture, pursuant to which the Senior Notes will be unconditionally guaranteed on a senior unsecured basis basis by the Future Guarantors that guarantee the indebtedness under the new Senior Credit Facility or other indebtedness of the Company or any Future Guarantor for so long as such other indebtedness is so guaranteed. The Senior Notes will rank equally in right of payment with any existing and future senior indebtedness of the Company and will be effectively subordinated to all existing and future secured indebtedness of the Company to the extent of the value of the pledged assets. The Senior Notes will be senior in right of payment to any future subordinated obligations of the Company and will be structurally subordinated to obligations of any of the Company’s subsidiaries that do not guarantee the Senior Notes.

Interest and Maturity. Interest is payable on the Senior Notes on April 1 and October 1 of each year to the holders of record at the close of business on the March 15 and September 15 immediately preceding the related interest payment dates, commencing on April 1, 2011 until their maturity date of October 1, 2018.

Certain Covenants. The terms of the Indenture, among other things, limit, in certain circumstances, the ability of the Company and the Future Guarantors to: (i) pay cash dividends on stock, repurchase stock or redeem subordinated debt or make other restricted payments; (ii) restrict dividends, loans or asset transfers from its subsidiaries; (iii) incur, assume or guarantee additional indebtedness; (iv) sell or otherwise dispose of assets, including capital stock of subsidiaries; (v) enter into transactions with affiliates; (vi) incur liens; (vii) enter into any sale and leaseback transaction; and (viii) consolidate or merge with or into, or sell substantially all of its assets to, another person. These covenants are subject to important exceptions and qualifications.

Events of Default. The Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others: (i) default for 30 days in the payment when due of interest on, or Additional Interest (as defined below) with respect to, the Senior Notes; (ii) default in payment when due of the principal of, or premium, if any, on the Senior Notes; (iii) failure by the Company, the Escrow Issuer or the Future Guarantors to comply with certain covenants relating to, among other things, merger, consolidation or sale of assets; (iv) failure by the Company, the Escrow Issuer or the Future Guarantors to comply within a specified period after written notice with any of the other agreements in the Indenture; (v) there occurs, with respect to any indebtedness of the Company or the Future Guarantors having an outstanding principal amount of $50.0 million or more, (a) failure to make a principal, premium or interest payment when due and such defaulted payment is not made, waived or extended within the applicable grace period or (b) an event of default which results in such indebtedness being due and payable prior to its maturity; (vi) failure by the Company, the Escrow Issuer or a significant subsidiary of the Company to pay final judgments aggregating in excess of $50.0 million, which judgments are not paid, discharged or stayed for a period of 60 days; (vii) certain events of bankruptcy or insolvency described in the Indenture with respect to the Company, the Escrow Issuer or a significant subsidiary of the Company; and (viii) any guarantee of a significant subsidiary of the Company ceases to be in full force and effect, other than in accordance with the terms of the Indenture, or a such a guarantor denies or disaffirms its obligations under its guaranty. In the case of an event of default arising from certain events of bankruptcy or insolvency with respect to the Company, the Escrow Issuer or the Future Guarantors, all outstanding Senior Notes will become due and payable immediately without further action or notice. If any other event of default occurs and is continuing, the trustee or the holders of at least 25% in principal amount of the then outstanding Senior Notes may declare all the Senior Notes to be due and payable immediately.

Optional Redemption. At any time prior to October 1, 2014, the Company may redeem the Senior Notes, in whole but not in part, at a redemption price equal to 100% of the principal amount thereof together with any accrued and unpaid interest to the date of redemption, plus the “Applicable Premium” specified in the Indenture. The Company may also redeem some or all of the Senior Notes on and after October 1, 2014, at a redemption price of 103.50% of the principal amount thereof if redeemed during the twelve-month period beginning on October 1, 2014, 101.75% of the principal amount thereof if redeemed during the twelve-month period beginning on October 1, 2015, and 100% of the principal amount thereof if redeemed on or after October 1, 2016, together with any accrued and unpaid interest to the date of redemption. In addition, prior to October 1, 2013, the Company may redeem up to 35% of the Senior Notes at a redemption price of 107% of the principal amount, plus any accrued and unpaid interest to the redemption date, with the net proceeds of certain equity offerings, if at least 65% of the aggregate principal amount of the Senior Notes issued under the Indenture for the Senior Notes remains outstanding after such redemption and the redemption occurs within 60 days of the closing of the equity offering.

Mandatory Offer to Repurchase. Upon the occurrence of a change of control, unles the Company has exercised its right to redeem the Senior Notes, the Company will be required to offer to purchase all of the Senior Notes at a price equal to 101% of the principal amount of each Note, together with any accrued and unpaid interest to the date of purchase. Under certain circumstances in connection with asset dispositions, the Company will be required to use the excess proceeds of asset dispositions to make an offer to purchase the Senior Notes at a price equal to 100% of the principal amount of each Note, together with any accrued and unpaid interest to the date of purchase.

In addition, the Indenture provides for a special redemption of the Senior Notes under the circumstances described under “Escrow and Security Agreement” below.

The foregoing summary of the Indenture and the Senior Notes is qualified in its entirety by reference to the full text of the Indenture and the Senior Notes, which is filed with this Current Report on Form 8-K (this “Report”) as Exhibit 4.1 and is incorporated herein by reference.

Escrow and Security Agreement

In accordance with certain conditions in the Indenture, the net proceeds of the Senior Notes offering were funded into a segregated escrow account at Union Bank, N.A., as escrow agent, pursuant to the Escrow and Security Agreement, together with cash sufficient to fund the Special Redemption (as defined below). The Escrow Issuer granted the trustee, for the benefit of the holders of the Senior Notes, a continuing security interest in, and lien on, the funds deposited into escrow to secure the obligations under the Indenture and the Senior Notes. Upon satisfaction of the escrow conditions described below, the Escrow Issuer will merge with and into the Company, which will receive the funds held in escrow and will assume the obligations of the Escrow Issuer. The Company intends to use the net proceeds of the Senior Notes offering to pay a portion of the purchase price of the PSI acquisition, to repay PSI debt, to refinance the Company’s debt and to pay fees and expenses relating to the Senior Notes offering.

The escrow conditions include, among others: (i) the consummation of the PSI acquisition; (ii) the effectiveness of the Company’s new Senior Credit Facility; (iii) the consummation the merger of the Escrow Issuer with and into the Company; (iv) the absence of any continuing default or event of default under the Indenture; (v) the execution of a supplemental indenture to the Indenture by the Company and each of the Future Guarantors in accordance with the Indenture; and (vi) the execution of a joinder to the purchase agreement and the Registration Rights Agreement by PSI and certain existing subsidiaries of PSI that will be Future Guarantors.

The Indenture provides that if the escrow conditions are not satisfied by December 31, 2010 (the “Escrow End Date”), the funds deposited into escrow will be used to redeem the Senior Notes (the “Special Redemption”) at a price equal to the sum of 101% of the issue price of the Senior Notes plus accrued and unpaid interest up to, but excluding, the date of the Special Redemption.

The foregoing summary of the Escrow and Security Agreement is qualified in its entirety by reference to the full text of the Escrow and Security Agreement, which is filed with this Report as Exhibit 4.2 and is incorporated herein by reference.

Registration Rights Agreement

Pursuant to the Registration Rights Agreement, the Company, the Escrow Issuer and the UHS Subsidiary Guarantors agreed to use reasonable best efforts to (i) file an exchange offer registration statement with the SEC, cause such exchange offer registration statement to become effective and consummate a registered offer to exchange the Senior Notes for new exchange notes having terms identical in all material respects to the Senior Notes (except that the new exchange notes will not contain terms with respect to transfer restrictions or Additional Interest (defined below)) pursuant to such exchange offer registration statement within 180 days after the Escrow Release date; and (ii) under specified circumstances, to file a shelf registration statement with respect to resales of the Senior Notes. If the exchange offer is not consummated (or the shelf registration statement ceases to be effective or usable, if applicable) as provided in the Registration Rights Agreement, the Company will be required to pay additional interest with respect to the Senior Notes (“Additional Interest”), at a rate of 0.25% per annum on the principal amount of Senior Notes that are “Registrable Securities” within the meaning of the Registration Rights Agreement, which rate will be increased by an additional 0.25% per annum for each subsequent 90-day period that Additional Interest continues to accrue, provided that the rate at which Additional Interest accrues may in no event exceed 1.00% per annum.

The foregoing summary of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed with this Report as Exhibit 4.3 and is incorporated herein by reference.

Relationships

Certain of the Initial Purchasers and their affiliates have provided investment banking, commercial banking and other financial advisory services for the Company. In particular, J.P. Morgan Securities LLC is acting as the Company’s financial advisor in connection with the PSI acquisition. In addition, we expect that an affiliate of J.P. Morgan Securities LLC will act as administrative agent and that affiliates of J.P. Morgan Securities LLC, Deutsche Bank Securities Inc. and the other Initial Purchasers will act as lenders under the Company’s new Senior Credit Facility. An affiliate of J.P. Morgan Securities LLC acts as administrative agent and as a lender, and certain of the other Initial Purchasers act as lenders, under the Company’s existing revolving credit facility, which is expected to be replaced by the new Senior Credit Facility.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 of this Report.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

4.1	Indenture, dated as of September 29, 2010, between UHS Escrow Corporation and Union Bank, N.A., as Trustee.

4.2	Escrow and Security Agreement, dated as of September 29, 2010, among UHS Escrow Corporation, Union Bank, N.A. and J.P. Morgan Securities LLC, Deutsche Bank Securities Inc. and the several initial purchasers of the Senior Notes.

4.3	Registration Rights Agreement, dated as of September 29, 2010, among Universal Health Services, Inc., certain of its subsidiaries, UHS Escrow Corporation, and J.P. Morgan Securities LLC, for itself and as representative of the several initial purchasers of the Senior Notes.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Health Services, Inc.

By:	/S/ STEVE FILTON
Name:	Steve Filton
Title:	Senior Vice President and Chief Financial Officer

Date: October 5, 2010

Exhibit Index

Exhibit Number	Exhibit Description

4.1	Indenture, dated as of September 29, 2010, between UHS Escrow Corporation and Union Bank, N.A., as Trustee.

4.2	Escrow and Security Agreement, dated as of September 29, 2010, among UHS Escrow Corporation, Union Bank, N.A. and J.P. Morgan Securities LLC, Deutsche Bank Securities Inc. and the several initial purchasers of the Senior Notes.

4.3	Registration Rights Agreement, dated as of September 29, 2010, among Universal Health Services, Inc., certain of its subsidiaries, UHS Escrow Corporation, and J.P. Morgan Securities LLC, for itself and as representative of the several initial purchasers of the Senior Notes.